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                              AMENDED AND RESTATED
                          REGISTRATION RIGHTS AGREEMENT

        This amended and restated Registration Rights Agreement (this "Agreement")
is made this 23rd day of March 2005, by NEOGENOMICS, INC., a Nevada corporation
(the "Company") for the benefit of Aspen Select Healthcare, LP (formerly known as MVP 3, LP, and hereinafter referred to as "ASPEN"), a Delaware limited partnership, John Elliot, an individual, Steven Jones, an individual, Larry
Kuhnert, an individual and Michael T. Dent, M.D., an individual (individually a
"Shareholder" and collectively, the "Shareholders"). This Agreement replaces and supersedes the original Registration Rights Agreement between the parties, executed on April 15, 2003.

                                   BACKGROUND

        Pursuant to certain other agreements between the Company and the
Shareholders, the Company has agreed to grant to the Shareholders certain registration rights, as more fully set forth in this Agreement.

        NOW THEREFORE, in consideration of the foregoing, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1.Registration Rights.

        1.1 Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

        (a) "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

        (b) "Common Stock" shall mean the common stock, par value $0.001 per share, of the Company.

        (c) "Form S-1, Form SB-1, Form S-2, Form SB-2 and Form S-3" shall mean Form
S-1, Form SB-1, Form S-2, Form SB-2 or Form S-3, respectively, promulgated by the Commission or any substantially similar form then in effect.

        (d) The terms "Register", "Registered" and "Registration" refer to a registration effected by preparing and filing a Registration Statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such Registration Statement.

        (e) "Registrable Securities" shall mean the Shares so long as such shares are ineligible for sale under subparagraph (k) of Rule 144.

        (f) "Registration Expenses" shall mean all expenses incurred by the Company in complying with Section 2, including, without limitation, all federal and state registration, qualification and filing fees, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses, the expense of any special audits incident to or required by any such Registration and the reasonable fees and disbursements of counsel for the Selling
Shareholders, as selling shareholders.

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        (g) "Registration Statement" shall mean Form S-1, Form SB-1, Form S-2, Form
SB-2 or Form S-3, whichever is applicable.

        (h) "Restriction Termination Date" shall mean, with respect to any
Registrable Securities, the earliest of (i) the date that such Registrable
Securities shall have been Registered and sold or otherwise disposed of in accordance with the intended method of distribution by the seller or sellers thereof set forth in the Registration Statement covering such securities or transferred in compliance with Rule 144, and (ii) the date that an opinion of counsel to the Company containing reasonable assumptions (which opinion shall be subject to the reasonable approval of counsel to any affected Shareholder) shall have been rendered to the effect that the restrictive legend on the Shares can be properly removed and such legend shall have been removed.

        (i) "Rule 144" shall mean Rule 144 promulgated by the Commission pursuant to the Securities Act.

        (j) "Shareholders" shall mean, collectively, the Shareholders, their assignees and transferees, and individually, a Shareholder and any transferee or assignee of such Shareholder.

        (k) "Securities Act" shall mean the Securities Act of 1933, as amended.

        (l) "Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Securities pursuant to this
Agreement.

        (m) "Selling Shareholders" shall mean a holder of Registrable Securities who requests Registration under Section 2 herein.

        (n) "Shares" shall mean the shares of Common Stock as set forth of Schedule
A.

        1.2 Required Registration. If the Company shall be requested by ASPEN that the Company register all or part of ASPEN's Registrable Securities, then the
Company shall promptly, use its best efforts to effect the Registration of the
Registrable Securities that the Company has been requested to Register for disposition as described in the request of ASPEN's Shares; provided, however, that the Company shall not be obligated to effect any Registration except in accordance with the following provisions:

        (a) The Company shall not be obligated to file and cause to become effective more than three (3) registration statements in which Registrable
Securities are Registered pursuant to this Section 1.2; provided, however, that the registration of Registrable Securities on a Form S-3 or any successor form where the gross proceeds from the sale of such securities are anticipated to be at least $250,000 shall not be counted towards such three (3) registration statements limit.

        (b) Notwithstanding the foregoing, the Company may include in each such
Registration requested pursuant to this Section 1.2 any authorized but unissued shares of Common Stock (or authorized treasury shares) for sale by the Company or any issued and outstanding shares of Common Stock for sale by others, provided, however, that, if the number of shares of Common Stock so included pursuant to this clause (b) exceeds the number of Registrable Securities requested by the holders of Shares requesting such Registration, then such
Registration shall be deemed to be a Registration in accordance, with and pursuant to Section 1.3; and provided further, however, that the inclusion of such previously authorized but unissued shares of Common Stock by the Company or issued and outstanding shares of Common Stock by others in such Registration

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shall not prevent the holders of Shares requesting such Registration from registering the entire number of Registrable Securities requested by them.

        (c) The Company shall not be required to file a registration statement pursuant to this Section 1: (i) within six (6) months after any other registration by the Company (other than under "Excluded Forms," as defined in
Section 1.3 (a) below) or (ii) for six (6) months after the request for registration under this Section 1.2 if the Company is then engaged in negotiations regarding a material transaction which has not otherwise been publicly disclosed, or such shorter period ending on the date, whichever first occurs, that such transaction is publicly disclosed, abandoned or consummated.

        1.3 Piggyback Registration.

        (a) Each time that the Company proposes to Register a public offering solely of its Common Stock, other than pursuant to a Registration Statement on
Form S-4 or Form S-8 or similar or successor forms (collectively, "Excluded
Forms"), the Company shall promptly give written notice of such proposed
Registration to all holders of Shares, which shall offer such holders the right to request inclusion of any Registrable Securities in the proposed Registration.

        (b) Each holder of Shares shall have ten (10) days or such longer period as shall be set forth in the notice from the receipt of such notice to deliver to the Company a written request specifying the number of shares of Registrable
Securities such holder intends to sell and the holder's intended plan of disposition.

        (c) In the event that the proposed Registration by the Company is, in whole or in part, an underwritten public offering of securities of the Company, any request under Section 1.3(b) may specify that the Registrable Securities be included in the underwriting on the same terms and conditions as the shares of
Common Stock, if any, otherwise being sold through underwriters under such
Registration.

        (d) Upon receipt of a written request pursuant to Section 1.3(b), the
Company shall promptly use its best efforts to cause all such Registrable
Securities to be Registered, to the extent required to permit sale or disposition as set forth in the written request.

        (e) Notwithstanding the foregoing, if the managing underwriter of an underwritten public offering, determines and advises in writing that the inclusion of all Registrable Securities proposed to be included in the underwritten public offering, together with any other issued and outstanding shares of Common Stock proposed to be included therein by holders other than the holders of Registrable Securities (such other shares hereinafter collectively referred to as the "Other Shares"), would interfere with the successful marketing of the securities proposed to be included in the underwritten public offering, then the number of such shares to be included in such underwritten public offering shall be reduced, and shares shall be excluded from such underwritten public offering in a number deemed necessary by such managing underwriter, first by excluding shares held by the directors, officers, employees and founders of the Company, and then, to the extent necessary, by excluding Registrable Securities participating in such underwritten public offering, pro rata, based on the number of shares of Registrable Securities each such holder proposed to include.

        (f) All Shares that are not included in the underwritten public offering shall be withheld from the market by the holders thereof for a period, not to exceed 6 months following a public offering, that the managing underwriter reasonably determines as necessary in order to effect the underwritten public

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offering. The holders of such Shares shall execute such documentation as the managing underwriter reasonably requests to evidence this lock-up.

        1.4 Preparation and Filing. If and whenever the Company is under an obligation pursuant to the provisions of this Section 1 to use its best efforts to effect the Registration of any Registrable Securities, the Company shall, as expeditiously as practicable:

        (a) prepare and file with the Commission a Registration Statement with respect to such Registrable Securities and use its best efforts to cause such
Registration Statement to become and remain effective in accordance with Section
1.4(b) hereof, keeping each Selling Shareholder advised as to the initiation, progress and completion of the Registration;

        (b) prepare and file with the Commission such amendments and supplements to such Registration Statements and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for nine months and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all Registrable Securities covered by such registration statement;

        (c) furnish to each Selling Shareholder such number of copies of any summary prospectus or other prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as such Selling Shareholder may reasonably request in order to facilitate the public sale or other disposition of such Registrable Securities;

        (d) use its best efforts to register or qualify the Registrable Securities covered by such registration statement under the securities or blue sky laws of such jurisdictions as each Selling Shareholder shall reasonably request and do any and all other acts or things which may be necessary or advisable to enable such holder to consummate the public sale or other disposition in such jurisdictions of such Registrable Securities; provided, however, that the
Company shall not be required to consent to general service of process, qualify to do business as a foreign corporation where it would not be otherwise required to qualify or submit to liability for state or local taxes where it is not liable for such taxes; and

        (e) at any time when a prospectus covered by such Registration Statement is required to be delivered under the Securities Act within the appropriate period mentioned in Section 1.4(b) hereof, notify each Selling Shareholder of the happening of any event as a result of which the prospectus included in such
Registration, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and, at the request of such seller, prepare, file and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the
Shareholders of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statement therein not misleading in the light of the circumstances then existing.

        1.5 Expenses. The Company shall pay all Registration Expenses incurred by the Company in complying with this Section 1; provided, however, that all underwriting discounts and selling commissions applicable to the Registrable
Securities covered by registrations effected pursuant to Section 1.2 hereof shall be borne by the seller or sellers thereof, in proportion to the number of
Registrable Securities sold by such seller or sellers.

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        1.6 Information Furnished by Shareholder. It shall be a condition precedent to the Company's obligations under this Agreement as to any Selling Shareholder that each Selling Shareholder furnish to the Company in writing such information regarding such Selling Shareholder and the distribution proposed by such Selling
Shareholder as the Company may reasonably request.

        1.7 Indemnification.

                1.7.1 Company's Indemnification of Shareholders. The Company shall indemnify each Selling Shareholder, each of its officers, directors and constituent partners, and each person controlling such Selling Shareholder, and each underwriter thereof, if any, and each of its officers, directors, constituent partners, and each person who controls such underwriter, against all claims, losses, damages or liabilities (or actions in respect thereof) suffered or incurred by any of them, to the extent such claims, losses, damages or liabilities arise out of or are based upon any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus or any related
Registration Statement incident to any such Registration, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act applicable to the Company and relating to actions or inaction required of the
Company in connection with any such Registration; and the Company will reimburse each such Selling Shareholder, each such underwriter, each of their officers, directors and constituent partners and each person who controls any such Selling
Shareholder or underwriter, for any legal and any other expenses as reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action; provided, however, that the indemnity contained in this Section 1.7.1 shall not apply to amounts paid in settlement of any such claim, loss, damage, liability or action if settlement is effected without the consent of the Company (such consent shall not unreasonably be withheld); and
provided, however, that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based upon any untrue statement or omission based upon written information furnished to the Company by such Selling Shareholder, underwriter, controlling person or other indemnified person and stated to be for use in connection with the offering of securities of the Company.

                1.7.2 Selling Shareholder's Indemnification of Company. Each Selling
Shareholder shall indemnify the Company, each of its directors and officers, each underwriter, if any, of the Company's Registrable Securities covered by a
Registration Statement each person who controls the Company or such underwriter within the meaning of the Securities Act and each other Selling Shareholder, each of its officers, directors and constituent partners and each person controlling such other Selling Shareholder, against all claims, losses, damages and liabilities (or actions in respect thereof) suffered or incurred by any of them and arising out of or based upon any untrue statement (or alleged untrue statement) of a material fact contained in such Registration Statement or related prospectus, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by such Selling Shareholder of any rule or regulation promulgated under the Securities Act applicable to such Selling
Shareholder and relating to actions or inaction required of such Selling
Shareholder in connection with the Registration of the Registrable Securities pursuant to such Registration Statement; and will reimburse the Company, such other Selling Shareholders, such directors, officers, partners, persons, underwriters and controlling persons for any legal and any other expenses reasonably incurred in connection with investigating or defending any such

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claim, loss, damage, liability or action; such indemnification and reimbursement shall be to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such
Registration Statement or prospectus in reliance upon and in conformity with written information furnished to the Company by such Selling Shareholder and stated to be specifically for use in connection with the offering of Registrable
Securities.

                1.7.3 Indemnification Procedure. Promptly after receipt by an indemnified party under this Section 1.7 of notice of the commencement of any action which may give rise to a claim for indemnification hereunder, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 1.7, notify the indemnifying party in writing of the commencement thereof and generally summarize such action. The indemnifying party shall have the right to participate in and to assume the defense of such claim, and shall be entitled to select counsel for the defense of such claim with the approval of any parties entitled to indemnification, which approval shall not be unreasonably withheld. Notwithstanding the foregoing, the parties entitled to indemnification shall have the right to employ separate counsel (reasonably satisfactory to the indemnifying party) to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified parties unless the named parties to such action or proceedings
'include both the indemnifying party and the indemnified parties and the indemnifying party or such indemnified parties shall have been advised by counsel that there are one or more legal defenses available to the indemnified parties which are different from or additional to those available to the indemnifying party (in which case, if the indemnified parties notify the indemnifying party in writing that they elect to employ separate counsel at the reasonable expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action or proceeding on behalf of the indemnified parties, it being understood, however, that the indemnifying party shall not, in connection with any such action or proceeding or separate or substantially similar or related action or proceeding in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate counsel at any time for all indemnified parties, which counsel shall be designated in writing by the
Shareholders of a majority of the Registrable Securities).

                1.7.4 Contribution. If the indemnification provided for in this
Section 1.7 from an indemnifying party is unavailable to an indemnified party hereunder in respect to any losses, claims, damages, liabilities or expenses referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the Indemnifying party and indemnified party in connection with the statements or omissions which result in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or indemnified party and the parties'
relative intent, knowledge, access to information supplied by such indemnifying party or indemnified party and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action, suit, proceeding or claim.

2. Covenants of the Company.

The Company agrees to:

        (a) Notify the holders of Registrable Securities included in a Registration
Statement of the issuance by the Commission of any stop order suspending the effectiveness of such Registration Statement or the initiation of any proceedings for that purpose. The Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible time.

        (b) If the Common Stock is then listed on a national securities exchange, use its best efforts to cause the Registrable Securities to be listed on such exchange. If the Common Stock is not then listed on a national securities exchange, use its commercially reasonable efforts to facilitate the reporting of the Registrable Securities on NASDAQ.

        (c) Take all other reasonable actions necessary to expedite and facilitate disposition of the Registrable Securities by the holders thereof pursuant to the
Registration Statement.

        (d) With a view to making available to the holders of Registrable
Securities the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the Commission that may at any time permit the
Shareholders to sell securities of the Company to the public without registration, the Company, after it has become obligated to file periodic or other reports pursuant to Section 13 of the 1934 Act agrees to:

        (i) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the
        Securities and Exchange Act of 1934 (the "1934 Act"); and

        (ii) furnish to each holder of Shares, so long as such holder of
        Shares owns any Shares, forthwith upon written request (a) a written statement by the Company that it has complied with the reporting requirements of Rule 144 (at any time after 90 days after the effective date of the first registration statement filed by the Company), the
        Securities Act and the 1934 Act (at any time after it has become subject to such reporting requirements), (b) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company and (c) such other information as may be reasonably requested and as is publicly available in availing the holders of Shares of any rule or regulation of the Commission which permits the selling of any such securities without registration.

        (e) Prior to the filing of the Registration Statement or any amendment thereto (whether pre-effective or post-effective), and prior to the filing of any prospectus or prospectus supplement related thereto, the Company will provide each Selling Shareholder with copies of all pages thereto, if any, which reference such Selling Shareholder.

3. Miscellaneous.

        (a) Notices required or permitted to be given hereunder shall be in writing and shall be deemed to be sufficiently given when personally delivered or sent by registered mail, return receipt requested, addressed (i) if to the Company, at 12701 Commonwealth Blvd, Suite 9, Ft. Myers, FL 33913 and (ii) if to a
Shareholder, at the address set forth in the Company's records, or at such other address as each such party furnishes by notice given in accordance with this
Section 3(a);

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        (b) Failure of any party to exercise any right or remedy under this
Agreement or otherwise, or delay by a party in exercising such right or remedy, will not operate as a waiver thereof. No waiver will be effective unless and until it is in writing and signed by the party giving the waiver;

        (c) Governing Law; Jurisdiction; Jury Trial. The corporate laws of the
State of Nevada shall govern all issues concerning the relative rights of the
Company and its Shareholders. All other questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of Florida, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Florida or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Florida. Each party hereby irrevocably submits to the jurisdiction of the Circuit Court for Collier County, Florida and
the United States District Court for the Middle District of Florida for the
adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. EACH PARTY HEREBY
IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY
TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR
ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

        (d) In the event that any provision of this Agreement is invalid or unenforceable under any applicable or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof,

        (e) This Agreement may be assigned by the Shareholders to any transferee of the Shareholder's Shares;

        (f) This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof; and

        (g) This Agreement may be executed in two or more counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which together shall be deemed to be one and the same Agreement.

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        IN WITNESS WHEREOF, the Company has executed this Agreement for the benefit of the Shareholders by its duly authorized officer as of the date first above written.

                  NEOGENOMICS, INC.

                  By:/s/ Robert Gasparini
                  Name: Robert Gasparini
                  Title:    President

                  Aspen  Select  Healthcare,   LP  (formerly  known  as
                      MVP 3, LP), a Delaware limited partnership

                  By:  Medical  Venture   Partners,   LLC,  a  Delaware
                        limited liability company, its General partner

                  By:____________________________
                  Name:
                  Title:

                  /s/ John E. Elliot
                  John E. Elliot

                  /s/ Steven Jones
                  Steven C. Jones

                  /s/ Larry R. Kuhnert
                  Larry R. Kuhnert

                  /s/ Michael T. Dent, M.D.
                  Michael T. Dent, M.D.

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                                   SCHEDULE A
                              AMENDED AND RESTATED
                               OWNERSHIP OF SHARES

Name                                              Number of Shares

Aspen Select Healthcare, LP                        9,903,279

John Elliott                                       1,041,261

Steven Jones                                       1,174,595

Larry Kuhnert                                      1,041,261

Michael Dent                                       2,490,634

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